UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): May 3, 2019
Encompass Health Corporation
(Exact name of Registrant as specified in its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

001-10315	63-0860407
(Commission File Number)	(IRS Employer Identification No.)

9001 Liberty Parkway, Birmingham, Alabama 35242
(Address of Principal Executive Offices, Including Zip Code)
(205) 967-7116
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.     Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	EHC	New York Stock Exchange

Item 5.07. Submission of Matters to a Vote of Security Holders.
On May 3, 2019, Encompass Health Corporation (the “Company”) held its 2019 annual meeting of stockholders (the “Annual Meeting”) at the corporate headquarters in Birmingham, Alabama. At the Annual Meeting, the stockholders of the Company voted on the following proposals:

1.	election of all 11 persons nominated by the Company’s board of directors;

2.	ratification of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm; and

3.
approval of the compensation of the Company’s named executive officers, as disclosed in the proxy statement filed on March 21, 2019 pursuant to the compensation disclosure rules of the Securities and Exchange Commission.

As of the record date for the Annual Meeting, there were 99,223,622 shares of the Company’s common stock issued and outstanding. Each share of common stock was entitled to one vote on each matter properly brought before the Annual Meeting. The common stock voted together as a class. Votes representing 90.8% of the combined voting power of the common stock were present in person or represented by proxy at the Annual Meeting.
The final voting results for the Annual Meeting were as follows:

•	Proposal 1, election of directors, each of the nominees was elected:

Name of Nominee	Votes For	Votes Against	Votes Abstained
John W. Chidsey	81,518,056	761,212	82,285
Donald L. Correll	79,892,175	2,388,421	80,957
Yvonne M. Curl	79,565,808	2,720,947	74,798
Charles M. Elson	79,743,195	2,542,790	75,568
Joan E. Herman	82,061,510	232,618	67,425
Leo I. Higdon, Jr.	79,758,061	2,527,762	75,730
Leslye G. Katz	82,104,777	179,236	77,540
John E. Maupin, Jr.	79,970,611	2,315,527	75,415
Nancy M. Schlichting	82,103,276	182,090	76,187
L. Edward Shaw, Jr.	79,702,796	2,592,609	66,148
Mark J. Tarr	81,683,121	611,247	67,185

•	Proposal 2, ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm, passed:

Votes For	Votes Against	Votes Abstained
88,727,481	1,266,226	70,456

•	Proposal 3, approval of the compensation of the Company’s named executive officers, passed:

Votes For	Votes Against	Votes Abstained
77,110,609	5,145,292	105,652
Proposals 1 and 3 each received 7,702,610 broker non-votes. There were no broker non-votes on Proposal 2.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ENCOMPASS HEALTH CORPORATION

By:	/S/ Patrick Darby
	Name:	Patrick Darby
	Title:	Executive Vice President, General Counsel and Corporate Secretary

Dated: May 8, 2019